UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
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Blue Bird Corporation
(Name of registrant as specified in its charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!

BLUE BIRD CORPORATION

2025 Annual Meeting
Vote by March 13, 2025
11:59 PM ET

BLUE BIRD CORPORATION
3920 ARKWRIGHT ROAD
SUITE 200
MACON, GA 31210

V61111-P22703

You invested in BLUE BIRD CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 14, 2025.

Get informed before you vote

View the Proxy Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 14, 2025
9:00 a.m., local time

The Company's headquarters
3920 Arkwright Road
Suite 200
Macon, GA 31210

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors: to elect three (3) Class II directors to serve for a three-year term until the 2028 Annual Meeting of Stockholders. **Nominees:** 01) Mark Blaufuss 02) Julie A. Fream 03) Simon J. Newman	For
2.	To ratify the appointment of the Company's independent registered public accounting firm for the 2025 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V61112-P22703